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                                                            EXHIBIT 23.6
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                        CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
USAir, Inc.;

We consent to the use of our report on the consolidated financial statements of Galileo International Partnership dated February 16, 1996 included herein in the registration statement.





                                                        KPMG Peat Marwick LLP



Chicago, IL
July 16, 1996